EXHIBIT NO. 99.(h) 14

As of December 8, 2021

Attachment 1 to Exhibit D

Fund	Fee Type
MFS Series Trust I – MFS Core Equity Fund	Flat fee + asset based fee
MFS Series Trust I – MFS Low Volatility Equity Fund	Flat fee + asset based fee
MFS Series Trust I – MFS Low Volatility Global Equity Fund	Flat fee + asset based fee
MFS Series Trust I – MFS New Discovery Fund	Flat fee + asset based fee
MFS Series Trust I – MFS Research International Fund	Flat fee + asset based fee
MFS Series Trust I – MFS Technology Fund	Flat fee + asset based fee
MFS Series Trust I – MFS U.S. Government Cash Reserve Fund	Flat fee + asset based fee
MFS Series Trust I – MFS Value Fund	Flat fee + asset based fee
MFS Series Trust II – MFS Growth Fund	Flat fee + asset based fee
MFS Series Trust III – MFS Global High Yield Fund	Flat fee + asset based fee
MFS Series Trust III – MFS High Income Fund	Flat fee + asset based fee
MFS Series Trust III – MFS Municipal High Income Fund	Flat fee + asset based fee
MFS Series Trust IV – MFS Blended Research Emerging Markets Equity Fund	Flat fee + asset based fee
MFS Series Trust IV – MFS Blended Research International Equity Fund	Flat fee + asset based fee
MFS Series Trust IV – MFS Global New Discovery Fund	Flat fee + asset based fee
MFS Series Trust IV – MFS Mid Cap Growth Fund	Flat fee + asset based fee
MFS Series Trust IV – MFS U.S. Government Money Market Fund	Flat fee + asset based fee
MFS Series Trust V – MFS International New Discovery Fund	Flat fee + asset based fee
MFS Series Trust V – MFS Research Fund	Flat fee + asset based fee
MFS Series Trust V – MFS Total Return Fund	Flat fee + asset based fee
MFS Series Trust VI – MFS Global Equity Fund	Flat fee + asset based fee
MFS Series Trust VI – MFS Global Total Return Fund	Flat fee + asset based fee
MFS Series Trust VI – MFS Utilities Fund	Flat fee + asset based fee
MFS Series Trust VII - MFS Emerging Markets Equity Research Fund	Flat fee + asset based fee
MFS Series Trust VII – MFS Equity Income Fund	Flat fee + asset based fee
MFS Series Trust VII – MFS Intrinsic Value Fund	Flat fee + asset based fee
MFS Series Trust VIII – MFS Global Growth Fund	Flat fee + asset based fee
MFS Series Trust VIII – MFS Income Fund	Flat fee + asset based fee
MFS Series Trust IX – MFS Corporate Bond Fund	Flat fee + asset based fee
MFS Series Trust IX – MFS Inflation-Adjusted Bond Fund	Flat fee + asset based fee
MFS Series Trust IX – MFS Limited Maturity Fund	Flat fee + asset based fee
MFS Series Trust IX – MFS Municipal Limited Maturity Fund	Flat fee + asset based fee
MFS Series Trust IX – MFS Total Return Bond Fund	Flat fee + asset based fee
MFS Series Trust X – MFS Blended Research Growth Equity Fund MFS Series Trust X – MFS Blended Research Mid Cap Equity Fund	Flat fee + asset based fee Flat fee + asset based fee
MFS Series Trust X – MFS Blended Research Small Cap Equity Fund	Flat fee + asset based fee
MFS Series Trust X – MFS Blended Research Value Equity Fund	Flat fee + asset based fee
MFS Series Trust X – MFS Emerging Markets Debt Fund	Flat fee + asset based fee
MFS Series Trust X – MFS Emerging Markets Debt Local Currency Fund	Flat fee + asset based fee
MFS Series Trust X – MFS Emerging Markets Equity Fund	Flat fee + asset based fee
MFS Series Trust X – MFS Global Opportunistic Bond Fund	Flat fee + asset based fee
MFS Series Trust X – MFS International Growth Fund	Flat fee + asset based fee
MFS Series Trust X – MFS International Intrinsic Value Fund	Flat fee + asset based fee
MFS Series Trust X – MFS International Large Cap Value Fund	Flat fee + asset based fee
MFS Series Trust X – MFS Managed Wealth Fund	Flat fee + asset based fee
MFS Series Trust XI – MFS Blended Research Core Equity Fund	Flat fee + asset based fee
MFS Series Trust XI – MFS Mid Cap Value Fund	Flat fee + asset based fee
MFS Series Trust XIII – MFS Diversified Income Fund	Flat fee + asset based fee
MFS Series Trust XIII – MFS Global Real Estate Fund	Flat fee + asset based fee
MFS Series Trust XIII – MFS Government Securities Fund	Flat fee + asset based fee

As of December 8, 2021

MFS Series Trust XIII – MFS New Discovery Value Fund	Flat fee + asset based fee
MFS Series Trust XV – MFS Commodity Strategy Fund	Flat fee + asset based fee
MFS Series Trust XV – MFS Global Alternative Strategy Fund	Flat fee + asset based fee
MFS Series Trust XVI – MFS Prudent Investor Fund	Flat fee + asset based fee
MFS Municipal Series Trust – MFS Alabama Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust – MFS Arkansas Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust – MFS California Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust – MFS Georgia Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust – MFS Maryland Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust – MFS Massachusetts Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust – MFS Mississippi Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust – MFS Municipal Income Fund	Flat fee + asset based fee
MFS Municipal Series Trust – MFS Municipal Intermediate Fund	Flat fee + asset based fee
MFS Municipal Series Trust – MFS New York Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust – MFS North Carolina Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust – MFS Pennsylvania Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust – MFS South Carolina Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust – MFS Virginia Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust – MFS West Virginia Municipal Bond Fund	Flat fee + asset based fee
Massachusetts Investors Growth Stock Fund	Flat fee + asset based fee
Massachusetts Investors Trust	Flat fee + asset based fee
MFS Closed-End Funds – MFS Charter Income Trust	Flat fee + asset based fee
MFS Closed-End Funds – MFS Government Markets Income Trust	Flat fee + asset based fee
MFS Closed-End Funds – MFS High Income Municipal Trust	Flat fee + asset based fee
MFS Closed-End Funds – MFS High Yield Municipal Trust	Flat fee + asset based fee
MFS Closed-End Funds – MFS Intermediate High Income Fund	Flat fee + asset based fee
MFS Closed-End Funds – MFS Intermediate Income Trust	Flat fee + asset based fee
MFS Closed-End Funds – MFS Investment Grade Municipal Trust	Flat fee + asset based fee
MFS Closed-End Funds – MFS Multimarket Income Trust	Flat fee + asset based fee
MFS Closed-End Funds – MFS Municipal Income Trust	Flat fee + asset based fee
MFS Closed-End Funds – MFS Special Value Trust	Flat fee + asset based fee
MFS Institutional Trust – MFS Institutional International Equity Fund	Flat fee + asset based fee
MFS Variable Insurance Trust – MFS Global Equity Series	Flat fee + asset based fee
MFS Variable Insurance Trust – MFS Growth Series	Flat fee + asset based fee
MFS Variable Insurance Trust – MFS Investors Trust Series	Flat fee + asset based fee
MFS Variable Insurance Trust – MFS Mid Cap Growth Series	Flat fee + asset based fee
MFS Variable Insurance Trust – MFS New Discovery Series	Flat fee + asset based fee
MFS Variable Insurance Trust – MFS Research Series	Flat fee + asset based fee
MFS Variable Insurance Trust – MFS Total Return Bond Series	Flat fee + asset based fee
MFS Variable Insurance Trust – MFS Total Return Series	Flat fee + asset based fee
MFS Variable Insurance Trust – MFS Utilities Series	Flat fee + asset based fee
MFS Variable Insurance Trust – MFS Value Series	Flat fee + asset based fee
MFS Variable Insurance Trust II – MFS Blended Research Core Equity Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II – MFS Core Equity Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II – MFS Corporate Bond Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II – MFS Emerging Markets Equity Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II – MFS Global Governments Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II – MFS Global Growth Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II – MFS Global Research Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II – MFS Global Tactical Allocation Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II – MFS Government Securities Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II – MFS High Yield Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II – MFS International Growth Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II – MFS International Intrinsic Value Portfolio	Flat fee + asset based fee

As of December 8, 2021

MFS Variable Insurance Trust II – MFS Massachusetts Investors Growth Stock Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II – MFS U.S. Government Money Market Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II – MFS Research International Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II – MFS Income Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II – MFS Technology Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust III – MFS Blended Research Small Cap Equity Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust III – MFS Global Real Estate Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust III – MFS Inflation-Adjusted Bond Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust III – MFS Limited Maturity Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust III – MFS Mid Cap Value Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust III – MFS New Discovery Value Portfolio	Flat fee + asset based fee

MFS Series Trust III – MFS High Yield Pooled Portfolio	Flat fee only
MFS Series Trust X – MFS Aggressive Growth Allocation Fund	Flat fee only
MFS Series Trust X – MFS Conservative Allocation Fund	Flat fee only
MFS Series Trust X – MFS Growth Allocation Fund	Flat fee only
MFS Series Trust X – MFS International Diversification Fund	Flat fee only
MFS Series Trust X – MFS Moderate Allocation Fund	Flat fee only
MFS Series Trust XII – MFS Lifetime 2020 Fund	Flat fee only
MFS Series Trust XII – MFS Lifetime 2025 Fund	Flat fee only
MFS Series Trust XII – MFS Lifetime 2030 Fund	Flat fee only
MFS Series Trust XII – MFS Lifetime 2035 Fund	Flat fee only
MFS Series Trust XII – MFS Lifetime 2040 Fund	Flat fee only
MFS Series Trust XII – MFS Lifetime 2045 Fund	Flat fee only
MFS Series Trust XII – MFS Lifetime 2050 Fund	Flat fee only
MFS Series Trust XII – MFS Lifetime 2055 Fund MFS Series Trust XII – MFS Lifetime 2060 Fund	Flat fee only Flat fee only
MFS Series Trust XII – MFS Lifetime 2065 Fund	Flat Fee only
MFS Series Trust XII – MFS Lifetime Income Fund	Flat fee only
MFS Series Trust XIV – MFS Institutional Money Market Portfolio	Flat fee only
MFS Variable Insurance Trust III – MFS Conservative Allocation Portfolio	Flat fee only
MFS Variable Insurance Trust III – MFS Growth Allocation Portfolio	Flat fee only
MFS Variable Insurance Trust III – MFS Moderate Allocation Portfolio	Flat fee only